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NOVAGOLD RESOURCES INC.

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www.novagold.com Page | 1 NOVAGOLD ENTERS INTO DEFINITIVE AGREEMENTS TO ACQUIRE 100% OF DONLIN GOLD Donlin Gold Questions & Answers Transaction Details 1.) Why is NOVAGOLD entering into a definitive agreement to acquire 100% of Donlin Gold? These ownership and financial changes are about creating a stronger foundation for Donlin Gold's future and providing a clearer path for the work that still lies ahead. • Creating a clearer path forward: In June 2025, NOVAGOLD and Paulson acquired Barrick's 50% interest in Donlin Gold, resulting in a 60% ownership interest for NOVAGOLD and 40% for Paulson. The transaction helped move the project into the Bankable Feasibility Study. With 100% of Donlin Gold it will streamline project development and financing. • Stronger and more efficient decision-making: A single ownership structure means a more focused and organized approach to project development. It increases operational and capital efficiency at Donlin Gold. • Improved access to investment and funding: Access to government agencies and market capital to support Donlin Gold’s development. • Creates a better aligned structure with the formation of a new U.S.-domiciled parent company, and enhances potential future strategic opportunities. • What this means for communities: The project's commitments to community engagement, environmental stewardship, safety, workforce development, local and shareholder hire and collaboration with Alaska Native corporations and local stakeholders remain the same. 2.) Why change since the latest transaction only occurred last year? Did Paulson not want to continue at the project level? These changes are part of a broader effort to strengthen the project and create a clearer path forward. • In 2025, NOVAGOLD and Paulson acquired Barrick’s 50% interest in Donlin Gold. This transaction helped us move the project into the Bankable Feasibility Study. • The ownership changes happening today build on the progress that began last year. Rather than representing a new direction, they are a continuation of the efforts already underway to move the project forward. With 100% of Donlin Gold it will streamline project development and financing. • Community members should know that Paulson's involvement and support for Donlin Gold have remained strong throughout this process. These changes reflect a continued commitment to having a positive impact on moving the project forward.

www.novagold.com Page | 2 3.) Does the change in ownership represent any project concerns? • These changes are part of a planned process to move Donlin Gold forward. • Last year’s transaction was about removing a major roadblock by buying out Barrick’s interest so the project could continue advancing. This year’s transaction is about simplifying ownership and creating a clearer path to financing and development. • For large resource projects, ownership structures often change as projects move from planning into development. This is a normal part of preparing a project for the next stage of its life. • Paulson’s involvement remains strong. They have been shareholders in NOVAGOLD since 2010. They have continued to invest in the project and have been an active partner in advancing key work programs and funding studies, which demonstrates confidence in Donlin Gold’s future and in the opportunities the project could bring to the region. • Donlin Gold is becoming more organized, better funded, and more aligned in its decision-making. These changes are intended to help the project move forward in a more efficient and coordinated way. • As always, what matters most is ensuring that local communities continue to be informed, engaged, and heard as the project progresses. 4.) How will NOVAGOLD fund the development of 100% Donlin Gold? • Projects of this scale are financed through a combination of investment, partnerships, and long-term funding arrangements. • NOVAGOLD has already demonstrated its ability to attract investor support. Earlier this year, the company completed a US$310 million financing, providing funding to advance key project activities and demonstrating confidence from the investment community. • The move toward a single ownership structure will make it easier to attract future investment, establish partnerships, and access the capital needed to support development. • The continued advancement of the project—including new financing, ongoing technical work, and the engagement of experienced engineering firms—suggests that Donlin Gold is positioned for its next phase of development. • While there is still work ahead, the recent financing, ownership structure, and ongoing investment in project planning indicate growing confidence in Donlin Gold’s long-term future and its potential benefits for the region. 5.) How do we know NOVAGOLD has the expertise to carry out the project responsibly? NOVAGOLD has experienced engineers who have built and operated projects like Donlin Gold in the United States and abroad. Alongside the mining expertise at the project level and with contractors, Donlin Gold has among the best people in the industry to move this project forward responsibly and with continued local oversite.

www.novagold.com Page | 3 6.) Why should we trust NOVAGOLD given its checkered past (Rock Creek mine)? It’s completely understandable for people to remember Rock Creek and ask about whether things are different today. • One of the biggest differences is the way Donlin Gold is planned and governed. Today, the project is being advanced through a structured process with multiple layers of oversight, review, and accountability. • Donlin Gold is moving through a rigorous Bankable Feasibility Study and permitting process. Before any major decisions can be made, the project must be supported by detailed technical information, environmental studies, regulatory review, and extensive documentation. • The landowners, Calista Corporation (“Calista”) and The Kuskokwim Corporation (TKC), have local oversight throughout every stage of development for the Donlin Gold project. • NOVAGOLD has emphasized greater transparency by publicly reporting on its environmental, social, and governance commitments through annual sustainability reporting. • The project is also benefiting from the involvement of independent engineering and technical experts. Globally recognized firms are conducting detailed studies and reviews, bringing additional expertise and third-party scrutiny to the planning process. 7.) What does this mean for the project? Will it change how Donlin Gold operates? • No, it will not change how Donlin Gold operates day-to-day or engages with communities, Alaska Native corporations, regulators, or other stakeholders. The reporting structure for Donlin Gold will be simpler and streamlined as they will report only to NOVAGOLD versus two entities. Funding of project activities will also be simplified. 8.) What percentage of jobs – construction, operations, technical – will be reserved for Y-K residents and Calista/TKC shareholders? • DGLLC will use all reasonable efforts to hire shareholders of TKC and Calista for positions for which they are suitably qualified or experienced and available at the time of the proposed hire. • Annual reporting will show how many shareholders jobs are employed by DGLLC held by local residents. 9.) Will workforce development programs, apprenticeships, and scholarships for local youth be expanded? • Basic training, apprenticeships, and scholarships for Y-K youth are available through Calista and TKC and in part funded by Donlin Gold. • Reasonable measures to train Calista and TKC shareholders. Future programs will be tailored to skills needed at Donlin Gold—trades, environmental monitoring, operations, accounting, and technical roles. • Donlin Gold has strengthened their workforce development team.

www.novagold.com Page | 4 10.) With all these ownership structure changes, when are we going to see movement on the project? The work is already underway, and the new ownership structure is intended to provide greater stability, clearer direction, and stronger alignment as that work continues, while maintaining our commitments to communities and responsible development. • A unified ownership structure helps ensure that decisions can be made more efficiently and that the project moves forward with a clear and consistent vision. • The completion of the BFS and outstanding permitting activities are important milestones for 2027 – activities are progressing on track. • Continued collaboration with local communities, Alaska Native corporations, tribal organizations, and regulatory agencies. 11.) Will there be continued local oversight? • The landowners, Calista and TKC, have local oversight throughout every stage of development for the Donlin Gold project. • Communities will continue to participate through advisory committees (e.g., SCAC, DATROC) and direct consultation on land use and cultural sites. Cautionary Note Regarding Forward-Looking Statements This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the Transactions; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on NovaGold Corporation and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions, the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions, the expected synergies related to the Transactions in respect of strategy, operations and other matters, projections related to expansion, our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on

www.novagold.com Page | 5 SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law. Important Information and Where to Find It In connection with the proposed Transactions, NOVAGOLD expects to file a proxy statement on Schedule 14A with the SEC and applicable Canadian Securities Regulators that will be mailed or otherwise disseminated to security holders of NOVAGOLD seeking their approval of the transactions-related proposals. NOVAGOLD also may file other documents with the SEC and applicable Canadian Securities Regulators regarding the proposed Transactions. None of the securities to be issued pursuant to the proposed Transactions are anticipated to be registered under the U.S. Securities Act of 1933, as amended (the U.S. Securities Act”) or any U.S. state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements under the U.S. Securities Act and applicable exemptions under U.S. state securities laws. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. This communication is not a substitute for the proxy statement or any other document that NOVAGOLD may file in connection with the proposed Transactions. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/. Participants in the Solicitation NOVAGOLD and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding NOVAGOLD’s directors and executive officers and other persons who may be deemed to be participants in the solicitation of shareholders of NOVAGOLD in connection with the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement, which will be filed with the SEC and applicable Canadian Securities Regulators. Information regarding NOVAGOLD’s directors and executive officers is contained in NOVAGOLD’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 25, 2026. To the extent the holdings of the NOVAGOLD securities by the NOVAGOLD directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents (when they become available) using the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the Transactions; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on NovaGold Corporation and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions, the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions, the expected synergies related to the Transactions in respect of strategy, operations and other matters, projections related to expansion, our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary;  estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Important Information and Where to Find It

In connection with the proposed Transactions, NOVAGOLD expects to file a proxy statement on Schedule 14A with the SEC and applicable Canadian Securities Regulators that will be mailed or otherwise disseminated to security holders of NOVAGOLD seeking their approval of the transactions-related proposals. NOVAGOLD also may file other documents with the SEC and applicable Canadian Securities Regulators regarding the proposed Transactions. None of the securities to be issued pursuant to the proposed Transactions are anticipated to be registered under the U.S. Securities Act of 1933, as amended (the U.S. Securities Act”) or any U.S. state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements under the U.S. Securities Act and applicable exemptions under U.S. state securities laws. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. This communication is not a substitute for the proxy statement or any other document that NOVAGOLD may file in connection with the proposed Transactions. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/.

Participants in the Solicitation

NOVAGOLD and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding NOVAGOLD’s directors and executive officers and other persons who may be deemed to be participants in the solicitation of shareholders of NOVAGOLD in connection with the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement, which will be filed with the SEC and applicable Canadian Securities Regulators. Information regarding NOVAGOLD’s directors and executive officers is contained in NOVAGOLD’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 25, 2026. To the extent the holdings of the NOVAGOLD securities by the NOVAGOLD directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents (when they become available) using the sources indicated above.